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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 21, 2004


                    GMAC Commercial Mortgage Securities, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                  333-107510-03               23-2811925
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(STATE OR OTHER JURISDICTION       (COMMISSION)              (I.R.S. EMPLOYER
 OF INCORPORATION)                  FILE NUMBER)            IDENTIFICATION NO.)


 200 Witmer Road, Horsham, Pennsylvania                           19044
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


Registrant's telephone number, including area code (215) 328-3480


             Not Applicable
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(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index Located on Page 7



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On April 21, 2004, a single series of certificates, entitled GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2004-C1 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of April 1, 2004, among GMAC Commercial Mortgage Securities, Inc., as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation ("GMACCM"), as master servicer and whole loan paying agent, Lennar Partners, Inc., as special servicer and Wells Fargo Bank, N.A., as trustee. The Certificates consist of twenty-four classes identified as the "Class X-1 Certificates," the "Class X-2 Certificates," the "Class A-1A Certificates," the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class P Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans"). The Mortgage Loans, as of the due date of each such Mortgage Loan in April 2004 (each, the "Cut-off Date"), have an aggregate principal balance of $721,404,190 (the "Initial Pool Balance"), after taking into account all payments of principal due on Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from GMAC Commercial Mortgage Corporation ("GMACCM") pursuant to a mortgage loan purchase agreement, dated April 7, 2004, between GMACCM as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from Morgan Stanley Mortgage Capital Inc. ("MSMC") pursuant to a mortgage loan purchase agreement, dated April 7, 2004, between MSMC as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from German American Capital Corporation ("GACC") pursuant to a mortgage loan purchase agreement, dated April 7, 2004, between GACC as seller and the Depositor as purchaser. The Depositor sold the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates to Morgan Stanley & Co. Incorporated ("Morgan"), Deutsche Bank Securities Inc. ("DB"), GMAC Commercial Holding Capital Corp. ("GMACCH") and Greenwich Capital Markets, Inc. ("Greenwich" and, with Morgan, DB and GMACCH in such capacity, the "Underwriters") pursuant to an underwriting agreement dated April 7, 2004 among the Underwriters, GMACCM and the Depositor, attached hereto as Exhibit 1.1. The Depositor sold the Class X-1, Class X-2, Class A-1A, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates to Morgan, DB, GMACCH and Greenwich pursuant to a certificate purchase agreement each dated April 7, 2004. The Depositor sold the Class R-I, Class R-II and Class R-III Certificates to Wachovia Bank N.A.

     Each of Class X-1 and Class X-2 Certificates will not have an initial certificate balance ("Certificate Balance"), but will represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional Amount") equal to $721,404,190 and $691,069,000, respectively. The Class A-1 Certificates will have an initial Certificate Balance of $52,000,000. The Class A-2 Certificates



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will have an initial Certificate Balance of $55,000,000. The Class A-3
Certificates will have an initial Certificate Balance of $50,000,000. The Class A-4 Certificates will have an initial Certificate Balance of $343,755,000. The Class B Certificates will have an initial Certificate Balance of $20,740,000. The Class C Certificates will have an initial Certificate Balance of $8,116,000. The Class D Certificates will have an initial Certificate Balance of $15,330,000. The Class E Certificates will have an initial Certificate Balance of $8,116,000. The Class A-1A Certificates will have an initial Certificate Balance of $102,519,000. The Class F Certificates will have an initial Certificate Balance of $12,624,000. The Class G Certificates will have an initial aggregate Certificate Balance of $8,116,000. The Class H Certificates will have an initial Certificate Balance of $10,821,000. The Class J Certificates will have an initial Certificate Balance of $4,509,000. The Class K Certificates will have an initial Certificate Balance of $4,509,000. The Class L Certificates will have an initial Certificate Balance of $4,508,000. The Class M Certificates will have an initial Certificate Balance of $2,706,000. The Class N Certificates will have an initial Certificate Balance of $2,705,000. The Class O Certificates will have an initial Certificate Balance of $2,705,000. The Class P Certificates will have an initial Certificate Balance of $12,625,190. The Class R-I, Class R-II and Class R-III Certificates each have an initial Certificate Balance of $0.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable

     (b)  Pro Forma Financial Information.

          Not applicable

     (c)  Exhibits.


Exhibit No.       Document Description
-----------       --------------------

1.1 Underwriting Agreement, dated as of April 7, 2004, among GMAC Commercial Mortgage Securities, Inc. as seller, GMAC Commercial Mortgage Corporation, Morgan Stanley & Co. Incorporated , Deutsche Bank Securities Inc., GMAC Commercial Holding Capital Corp. and Greenwich Capital Markets, Inc., as underwriters.

4.1 Pooling and Servicing Agreement, dated as of April 1, 2001, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and whole loan paying agent, Lennar Partners, Inc., as special servicer and Wells Fargo Bank, N.A., as trustee.

99.1 Mortgage Loan Purchase Agreement, dated as of April 7, 2004, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of April 7, 2004, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of April 7, 2004, between Morgan Stanley Mortgage Capital Inc. as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            GMAC COMMERCIAL MORTGAGE SECURITIES,
                                            INC., Registrant



                                            By: /s/ David Lazarus
                                                --------------------------------
                                                Name:  David Lazarus
                                                Title: Vice President


Dated: May 14, 2004



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                                INDEX OF EXHIBITS

Exhibit           Description
-------           -----------

1.1 Underwriting Agreement, dated as of April 7, 2004, among GMAC Commercial Mortgage Securities, Inc. as seller, GMAC Commercial Mortgage Corporation, Morgan Stanley & Co. Incorporated , Deutsche Bank Securities Inc., GMAC Commercial Holding Capital Corp. and Greenwich Capital Markets, Inc. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of April 1, 2001, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and whole loan paying agent, Lennar Partners, Inc., as special servicer and Wells Fargo Bank, N.A., as trustee.

99.1 Mortgage Loan Purchase Agreement, dated as of April 7, 2004, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of April 7, 2004, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of April 7, 2004, between Morgan Stanley Mortgage Capital Inc. as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.


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